UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: July 6, 2007
(Date of earliest event reported)

Mexco Energy Corporation (Exact name of registrant as specified in its charter)

CO (State or other jurisdiction of incorporation)	0-6694 (Commission File Number)	84-0627918 (IRS Employer Identification Number)

214 W. Texas Avenue, Suite 1101 (Address of principal executive offices)	79701 (Zip Code)

Registrant's telephone number, including area code: 432-682-1119

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 6, 2007, Mexco Energy Corporation (the “Registrant”) issued a press release reporting its financial results for the year ended March 31, 2007.

The Registrant hereby incorporates by reference into this Item 2.02 the information set forth in such press release, a copy of which is furnished as Exhibit 99.1 to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the Exchange Act).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release dated July 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXCO ENERGY CORPORATION

Dated: July 6, 2007	By:	/s/ Nicholas C. Taylor

Nicholas C. Taylor Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated July 6, 2007.